EXHIBIT 99.2



                            LONG ISLAND BANCORP, INC.
                                 AND SUBSIDIARY
             UNAUDITED CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
                            AS OF SEPTEMBER 30, 1998
                        (IN THOUSANDS, EXCEPT SHARE DATA)


A S S E T S
Cash and cash equivalents (including interest-earning assets of  $77,344)       $   119,390
Investment in debt and equity securities, net:
     Available-for-sale .................................................           298,977
Mortgage-backed securities, net:
     Held-to-maturity (estimated fair value of $18,742) .................            20,582
     Available-for-sale .................................................         2,156,872
Stock in Federal Home Loan Bank of New York, at cost ....................            50,548
Loans held for sale .....................................................           308,250
Loans receivable held for investment, net:
     Real estate loans, net .............................................         3,240,205
     Commercial loans, net ..............................................             9,089
     Other loans, net ...................................................           179,401
                                                                                -----------
     Loans, net .........................................................         3,428,695
     Less allowance for possible loan losses ............................           (37,938)
                                                                                -----------
     Total loans receivable held for investment, net ....................         3,390,757
Mortgage servicing rights, net ..........................................            43,613
Office properties and equipment, net ....................................            82,748
Accrued interest receivable, net ........................................            39,754
Investment in real estate and premises, net .............................             4,718
Deferred taxes ..........................................................             3,626
Excess of cost over fair value of net assets acquired ...................             3,971
Prepaid expenses and other assets .......................................            58,840
                                                                                -----------
Total assets ............................................................       $ 6,582,646
                                                                                ===========


L I A B I L I T I E S  A N D  S T O C K H O L D E R S '  E Q U I T Y
Liabilities:
     Deposits ...........................................................       $ 3,583,048
     Official checks outstanding ........................................            33,128
     Borrowed funds, net ................................................         2,256,697
     Mortgagors' escrow payments ........................................            74,330
     Accrued expenses and other liabilities .............................            54,401
                                                                                -----------
Total liabilities .......................................................         6,001,604
Stockholders' equity:
     Preferred stock ($0.01 par value, 5,000,000 shares authorized;
       none issued) .....................................................              --
     Common stock ($0.01 par value, 130,000,000 shares authorized;
       26,816,464 issued and 24,333,904 outstanding) ....................               268
       Additional paid-in capital .......................................           317,049
     Unallocated Employee Stock Ownership Plan ..........................           (17,423)
     Unearned Management Recognition & Retention Plan ...................            (1,069)
     Unrealized gain on securities available-for-sale, net of tax .......             6,644
     Retained income-partially restricted ...............................           344,159
     Treasury stock, at cost (2,482,560 shares) .........................           (68,586)
                                                                                -----------
Total stockholders' equity ..............................................           581,042
                                                                                -----------
Total liabilities and stockholders' equity ..............................       $ 6,582,646
                                                                                ===========

See accompanying notes to unaudited consolidated financial statements.

                            LONG ISLAND BANCORP, INC.
                                 AND SUBSIDIARY
                 UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                   For the Nine Months
                                                                                    Ended September 30,
                                                                                   1998             1997
                                                                                 ---------        ---------
Interest income:
   Real estate loans .....................................................       $ 192,282        $ 190,684
   Commercial loans ......................................................             572              426
   Other loans ...........................................................          12,990           11,913
   Mortgage-backed securities ............................................          91,832           88,111
   Debt and equity securities ............................................          22,768           11,945
                                                                                 ---------        ---------
     Total interest income ...............................................         320,444          303,079
                                                                                 ---------        ---------
Interest expense:
   Deposits ..............................................................         116,296          120,369
   Borrowed funds ........................................................          84,031           63,405
                                                                                 ---------        ---------
     Total interest expense ..............................................         200,327          183,774
                                                                                 ---------        ---------
     Net interest income .................................................         120,117          119,305
Provision for possible loan losses .......................................           7,900            4,500
                                                                                 ---------        ---------
     Net interest income after provision for possible loan losses ........         112,217          114,805
Non-interest income:
   Fees and other income:
     Loan fees and service charges .......................................           3,106            2,715
     Loan servicing (costs) fees .........................................          (2,467)           8,649
     Income from insurance and securities commissions ....................           2,233            1,992
     Deposit service fees ................................................           5,188            4,031
                                                                                 ---------        ---------
       Total fee income ..................................................           8,060           17,387
     Other income ........................................................           3,779            2,849
                                                                                 ---------        ---------
       Total fees and other income .......................................          11,839           20,236
                                                                                 ---------        ---------
   Net gain on sale activity:
     Net gains on loans and mortgage-backed securities ...................           7,037            9,089
     Net gains on investment in debt and equity securities ...............             870              236
                                                                                 ---------        ---------
       Total net gain on sale activity ...................................           7,907            9,325
     Net gain (loss) on investment in real estate and premises ...........           1,805             (690)
                                                                                 ---------        ---------
       Total non-interest income .........................................          21,551           28,871
Non-interest expense:
   General and administrative expense
     Compensation, payroll taxes and fringe benefits .....................          39,408           43,600
     Advertising .........................................................           1,961            3,772
     Office occupancy and equipment ......................................          15,625           16,349
     Federal insurance premiums ..........................................           2,396            2,353
     Other general and administrative expense ............................          24,574           15,062
                                                                                 ---------        ---------
       Total general and administrative expense ..........................          83,964           81,136
     Litigation expense - goodwill lawsuit ...............................           1,120              742
     Amortization of excess of cost over fair value of net assets acquired             290              348
                                                                                 ---------        ---------
       Total non-interest expense ........................................          85,374           82,226
                                                                                 ---------        ---------
Income before income taxes ...............................................          48,394           61,450
Provision for income taxes ...............................................          19,140           23,964
                                                                                 ---------        ---------
Net income ...............................................................       $  29,254        $  37,486
                                                                                 =========        =========

Basic earnings per common share ..........................................       $    1.31        $    1.67
                                                                                 =========        =========
Diluted earnings per common share ........................................       $    1.26        $    1.61
                                                                                 =========        =========

See accompanying notes to unaudited consolidated financial statements.

                            LONG ISLAND BANCORP, INC.
                                 AND SUBSIDIARY
                 UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)

                                                                                                     For the Nine Months
                                                                                                      Ended September 30,

                                                                                                   1998               1997
                                                                                                -----------        -----------

Operating activities:
   Net income ...........................................................................       $    29,254        $    37,486
   Adjustments to reconcile net income to net cash provided by operating activities:
   Provision for possible loan losses ...................................................             7,900              4,500
   Write-off of real estate owned and investment in real estate .........................               409                325
   Gains on sale of real estate owned and investment in real estate, net ................              (721)              (254)
   Depreciation and amortization ........................................................            18,516             13,206
   Amortization of premiums, net of discount accretion - debt, equity and mortgage-backed
     securities .........................................................................             6,350               (298)
   Accretion of discounts, net of amortization of premiums - purchase accounting &
     goodwill amortization ..............................................................               164                433
   Employee Stock Ownership Plan/Management Recognition & Retention Plan Expense ........             3,081              3,587
   Gains on sales of loans and mortgage-backed securities, net ..........................            (7,037)            (9,089)
   Originations of loans held-for-sale, net of proceeds from sales ......................          (134,923)           (73,312)
   Gains on sales of debt and equity securities, net ....................................              (870)              (236)
   Increase in accrued interest receivable ..............................................            (6,455)            (2,287)
   Decrease in accrued expenses and other liabilities ...................................            (2,802)           (14,883)
   Decrease in official checks outstanding ..............................................           (32,981)           (29,117)
   (Decrease) increase in deferred taxes, prepaid expenses and other assets .............           (18,576)             3,647
   Net decrease (increase) in unearned income ...........................................             4,326             (5,373)
                                                                                                -----------        -----------
     Net cash used by operating activities ..............................................          (134,365)           (71,665)
                                                                                                -----------        -----------
Investing activities:
   Proceeds from sales of debt and equity securities, available-for-sale ................           103,780             11,144
   Proceeds from sales of mortgage-backed securities, available-for-sale ................           549,726            394,197
   Proceeds from maturities of and principal payments on debt and equity securities .....           580,839            139,589
   Principal payments on mortgage-backed securities .....................................           411,919            269,363
   Purchases of debt and equity securities, available-for-sale ..........................          (683,181)          (122,935)
   Purchases of Federal Home Loan Bank stock ............................................            (1,824)            (7,970)
   Purchases of mortgage-backed securities, available-for-sale ..........................        (1,018,804)          (252,556)
   Originations and purchases of loans held-for-investment, net of principal payments ...          (302,766)          (652,771)
   Proceeds from sale of real estate owned, office properties and equipment .............               503              9,151
   Purchases of office properties and equipment .........................................            (3,602)            (6,025)
   Purchase of mortgage servicing rights ................................................              --                  (21)
                                                                                                -----------        -----------
     Net cash used by investing activities ..............................................          (363,410)          (218,834)
                                                                                                -----------        -----------
Financing activities:
   Net decrease in demand deposits, NOW accounts and savings accounts ...................           (20,082)           (64,287)
   Net increase in mortgagors' escrow accounts ..........................................            26,161             24,937
   Net (decrease) increase in certificates of deposit ...................................          (139,302)           133,665
   Costs to repurchase common stock .....................................................            (6,894)           (18,025)
   Proceeds from the exercise of stock options ..........................................             5,481              1,369
   Cash dividends paid on common stock ..................................................           (11,990)           (10,783)
   Net decrease in short-term borrowings ................................................          (154,725)          (231,486)
   Net increase in long-term borrowings .................................................           797,488            331,992
                                                                                                -----------        -----------
     Net cash provided by financing activities ..........................................           496,137            167,382
                                                                                                -----------        -----------
     Decrease in cash and cash equivalents ..............................................            (1,638)          (123,117)
   Cash and cash equivalents at the beginning of the period .............................           121,028            166,822
                                                                                                -----------        -----------
   Cash and cash equivalents at the end of the period ...................................       $   119,390        $    43,705
                                                                                                ===========        ===========
   Supplemental disclosures of cash flow information:
   Cash paid during the period for:
     Interest on deposits and borrowed funds ............................................       $   194,966        $   181,559
                                                                                                ===========        ===========
     Income taxes .......................................................................       $     4,294        $    27,722
                                                                                                ===========        ===========
   Non-cash investing activities:
     Additions to real estate owned, net ................................................       $     2,957        $     6,586
                                                                                                ===========        ===========
     Securitization of loans ............................................................       $   387,071        $   489,583
                                                                                                ===========        ===========



See accompanying notes to unaudited consolidated financial statements.

                    Long Island Bancorp, Inc. and Subsidiary
              Notes to Unaudited Consolidated Financial Statements


1.     GENERAL

The unaudited consolidated financial statements of Long Island Bancorp, Inc. and Subsidiary ("LIB") in this report have not been audited, as they have been prepared as of and for the nine months ended September 30, 1998 and 1997 and presented to coincide with the reporting period of Astoria Financial Corporation ("AFC"). These statements should be read in conjunction with the audited consolidated financial statements and related notes thereto included in LIB's Annual Report to Shareholders and in the related Annual Report on Form 10-K for the year ended September 30, 1997, which have been filed as Exhibits to AFC's Registration Statement on Form S-4 as amended (File No. 333-58897) filed with the Commission on July 14, 1998, pursuant to the Securities Act, and are incorporated by reference in this Form 8-K/A.

The results of operations for the nine months ended September 30, 1998 and 1997 are not necessarily indicative of the results that may be expected for the entire year or any other interim period. In preparing the unaudited consolidated financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

2.     MERGER WITH AFC

Following the close of business on September 30, 1998, LIB was acquired by and merged with and into AFC, and LIB's subsidiary, Long Island Savings Bank, FSB ("LISB"), a federally chartered savings bank, was merged with and into the subsidiary of AFC, Astoria Federal Savings and Loan Association. The transaction was accounted for as a pooling of interests. Under the terms of the merger agreement, holders of LIB common stock, par value $.01 per share, received 1.15 shares of AFC's common stock for each share of LIB stock.

3.     ADJUSTMENTS TO UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS

Prior to the close of the merger with AFC, certain significant adjustments were recorded by LIB. Included in the unaudited consolidated statement of operations for the nine months ended September 30, 1998 were the following significant adjustments:

a) Provision for possible loan losses - an additional $4.0 million provision for possible loan losses was recorded, primarily due to increased delinquencies experienced in the consumer loan portfolio.

b) Loan servicing costs - LIB recorded a $7.4 million provision for impairment on its mortgage servicing rights, due to increased mortgage refinance activity and accelerating prepayment speeds during September 1998.

c) Other general and administrative expense - LIB recorded approximately $8.4 million for various accruals for expenses incurred during their quarter ended September 30, 1998 and for differences between the general ledger and various subsidiary ledgers.